UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 2, 2015

Buckeye Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s telephone number, including area code:   (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 2, 2015, Buckeye Partners, L.P. (the “Partnership”) and Buckeye GP LLC, the general partner of the Partnership, entered into separate amendments (the “Amendments”) to the four equity distribution agreements, dated as of May 21, 2013 (the “Equity Distribution Agreements”), with each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC. Under the terms of each Equity Distribution Agreement, the Partnership may offer and sell up to $300,000,000 in aggregate gross sales proceeds of limited partnership units representing limited partner interests in the Partnership (“LP Units”) from time to time through such firms, acting as agents of the Partnership or as principals, including $108,972,850 in aggregate gross sales proceeds of LP Units that have been sold from May 2013 through January 2015. Sales of LP Units, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices or as otherwise agreed with any of such firms.

The $108,972,850 in aggregate gross sales proceeds of LP Units that were previously sold under the Equity Distribution Agreements were issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-178160), declared effective as of December 6, 2011, including the related prospectus dated November 23, 2011 (the “Old Registration Statement”), and a prospectus supplement dated May 21, 2013.

The remaining $191,027,150 in aggregate gross sales proceeds of LP Units may be issued pursuant to the the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-200441), including the related prospectus dated January 16, 2015 (the “New Registration Statement”), and a prospectus supplement dated March 2, 2015.  The Amendments were entered into primarily to change all references from the Old Registration Statement to the New Registration Statement.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Amendment, which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits.

1.1

Form of Equity Distribution Agreement, dated May 21, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (Incorporated by reference to Exhibit 1.1 to Buckeye Partners, L.P.’s Current Report on Form 8-K filed on May 21, 2013).

1.2

Form of Amendment No. 1 to Equity Distribution Agreement, dated March 2, 2015, among Buckeye Partners, L.P., Buckeye GP LLC and each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the LP Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ Todd J. Russo
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated March 2, 2015

Exhibit Index

1.1

Form of Equity Distribution Agreement, dated May 21, 2013, among Buckeye Partners, L.P., Buckeye GP LLC and each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC (Incorporated by reference to Exhibit 1.1 to Buckeye Partners, L.P.’s Current Report on Form 8-K filed on May 21, 2013).

1.2

Form of Amendment No. 1 to Equity Distribution Agreement, dated March 2, 2015, among Buckeye Partners, L.P., Buckeye GP LLC and each of Wells Fargo Securities, LLC, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding the legality of the LP Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).